                                                                    Exhibit 23.4


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated August 27, 1999 included in WebMD Corporation's Current Report on Form 8-K and to all references to our Firm included in this registration statement.


                                                         /s/ ARTHUR ANDERSEN LLP

Roseland, New Jersey
October 2, 2000